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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 1, 2002

            Lehman ABS Corporation on behalf of:

                  CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-1 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-4 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-7 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-11 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-15 TRUST CORPORATE-BACKED TRUST CERTIFICATES, Federal Express Corporation Note-Backed SERIES 2001-37 TRUST


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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-75218               13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Lehman ABS Corporation is the depositor under the Standard Terms for Trust
Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-1
Supplement dated February 1, 2001                       Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-2
Supplement dated January 22, 2001                       Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-3
Supplement dated January 25, 2001                       Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-4
Supplement dated January 29, 2001                       Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-5
Supplement dated February 2, 2001                       Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-6
Supplement dated March 1, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-7
Supplement dated March 2, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-8
Supplement dated March 8, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-9
Supplement dated March 14, 2001                         Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-10
Supplement dated March 22, 2001                         Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-11
Supplement dated March 28, 2001                         Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-12
Supplement dated April 3, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-14
Supplement dated April 10, 2001                         Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-15
Supplement dated April 30, 2001                         Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-16
Supplement dated May 1, 2001                            Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-17
Supplement dated May 2, 2001                            Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-18
Supplement dated May 8, 2001                            Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-19
Supplement dated May 11, 2001                           Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-20
Supplement dated May 22, 2001                           Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-21
Supplement dated May 24, 2001                           Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-22
Supplement dated May 24, 2001                           Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-23
Supplement dated June 1, 2001                           Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-24
Supplement dated June 8, 2001                           Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-25
Supplement dated June 14, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-26
Supplement dated June 21, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Series 2001-27
Supplement dated June 28, 2001                          Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Corning
Supplement dated July 24, 2001                          Debenture-Backed Series 2001-28 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Georgia
Supplement dated July 26, 2001                          Pacific Debenture-Backed Series 2001-29 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Royal
Supplement dated July 27, 2001                          Caribbean Debenture-Backed Series 2001-30 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Toys "R" Us
Supplement dated July 31, 2001                          Debenture-Backed Series 2001-31 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Liberty Media
Supplement dated August 29, 2001                        Debenture-Backed Series 2001-32 Trust
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

------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, AT&T
Supplement dated September 5, 2001                      Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Goodyear Tire
Supplement dated September 6, 2001                      & Rubber Note-Backed Series 2001-34 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Corning
Supplement dated September 21, 2001                     Debenture-Backed Series 2001-35 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Ford Motor Co.
Supplement dated November 15, 2001                      Debenture-Backed Series 2001-36 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Federal
Supplement dated December 27, 2001                      Express Corporation Note-Backed Series 2001-37 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, W.R. Berkley
Supplement dated January 23, 2002                       Capital Trust Securities-Backed Series 2002-1 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Royal & Sun
Supplement dated February 21, 2002                      Alliance Bond-Backed Series 2002-2 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Brunswick
Supplement dated March 7, 2002                          Corporation Note-Backed Series 2002-3 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Daimler
Supplement dated March 21, 2002                         Chrysler Debenture-Backed Series 2002-4 Trust
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Standard Terms for Trust Agreements and Series          Callable Zero Coupon Trust Certificates, Series
Supplement dated March 25, 2002                         2002-TVA-1 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, General
Supplement dated April 2, 2002                          Electric Capital Series Note-Backed Series 2002-5
                                                        Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, Kinder Morgan
Supplement dated April 16, 2002                         Debenture-Backed Series 2002-6 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, AT&T Wireless
Supplement dated May 1, 2002                            Services Note-Backed Series 2002-7 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, BellSouth
Supplement dated May 23, 2002                           Debenture-Backed Series 2002-8 Trust
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Standard Terms for Trust Agreements and Series          Corporate Backed Trust Certificates, News America
Supplement dated June 3, 2002                           Debenture-Backed Series 2002-9 Trust
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

Item 5. OTHER EVENTS

In January 2002, distributions were made to the Holders of the Corporate- Backed Trust Certificates, Series 2001-1 Trust, (the "Certificate Holders") Corporate-Backed Trust Certificates, Series 2001-4 Trust, Corporate-Backed Trust Certificates, Series 2001-7 Trust, Corporate-Backed Trust Certificates, Series 2001-11 Trust, Corporate-Backed Trust Certificates, Series 15 Trust, and Corporate-Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37 Trust. Specific information with respect to the distributions is filed as Exhibits 1 through 6 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-1 Certificate Holders for the period ending January 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending January 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-7 Certificate Holders for the period ending January 15, 2002.

      4 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending January 1, 2002.

      5 Trustee's Distribution Statement to the Series 2001-15 Certificate Holders for the period ending January 15, 2002.

      6 Trustee's Distribution Statement to the Federal Express Corporation Note-Backed Series 2001-37 Certificate Holders for the period ending January 1, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2002

                                         Lehman ABS Corporation

                                         By: /s/  Rene Canezin
                                            ------------------------------
                                         Name: Rene Canezin
                                         Title: Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

      1 Trustee's Distribution Statement to the Series 2001-1 Certificate Holders for the period ending January 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending January 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-7 Certificate Holders for the period ending January 15, 2002.

      4 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending January 1, 2002.

      5 Trustee's Distribution Statement to the Series 2001-15 Certificate Holders for the period ending January 15, 2002.

      6 Trustee's Distribution Statement to the Federal Express Corporation Note-Backed Series 2001-37 Certificate Holders for the period ending January 1, 2002.